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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 22, 2008
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Commission File Number 000-25375

VIGNETTE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	74-2769415 (IRS Employer Identification No.)
1301 South MoPac Expressway Austin, Texas 78746 (Address of Principal Executive Offices, Including Zip Code)

(512) 741-4300
(Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 - Completion of acquisition or disposition of assets

On April 22, 2008, Vignette Corporation (the "Company"), completed its acquisition of all of the issued and outstanding stock of MicroNets, Inc. (d/b/a "Vidavee"), pursuant to a Merger Agreement dated April 7, 2008 (the "Merger Agreement") that the Company entered into with Vidavee and Silver Stream Corporation, a Delaware corporation and wholly owned subsidiary of the Company (the "Sub").

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company acquired Vidavee by means of a merger of the Sub with and into Vidavee (the "Merger"), with Vidavee continuing as the surviving corporation after the Merger.

At the effective time of the Merger (the "Effective Time") by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of Vidavee, each share of Vidavee Series A Preferred Stock that was issued and outstanding immediately prior to the Effective Time of the Merger was converted into an amount in cash equal to the "Merger Consideration" divided by the total number of outstanding shares of Vidavee Series A Preferred Stock issued and outstanding. The total Merger Consideration was approximately $6.6 million, $1.3 million of which was paid prior to the effective date, minus the closing costs.

At the Effective Time, each share of Company Common Stock was cancelled and each option to purchase shares of Company Common Stock that was not exercised prior to the Effective Time was terminated.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which will be filed with the Company's First Quarter 2008 Report on Form 10-Q and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial Statements relating to the acquisitions described in this Form 8-K and required pursuant to Rule 3-05 of Regulation S-X are not included herein but will be filed by an amendment to this Form 8-K within seventy-one (71) calendar days from April 22, 2008.

(b) Pro Forma Financial Information.

Pro forma financial information relating to the acquisitions described in this Form 8-K and required pursuant to Article 11 of Regulation S-X are not included herein but will be filed by an amendment to this Form 8-K within seventy-one (71) calendar days from April 22, 2008.

(d) Exhibits

The full text of the Merger Agreement will be filed with the Company's First Quarter 2008 Report on Form 10-Q and is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VIGNETTE CORPORATION
Dated: April 28, 2008	By:	/s/ T. Patrick Kelly T. Patrick Kelly Chief Financial Officer